UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices) (Zip Code)

(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On September 8, 2022, DocuSign, Inc. (the “Company”) reported financial results for the three and six months ended July 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other filing with the Securities and Exchange Commission made by the Company, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On September 1, 2022, the board of directors (the “Board”) of the Company designated its President, Product and Engineering, Inhi Cho Suh, age 47, as an “officer” within the meaning of Section 16 of, and Rule 16a-1(f) of the rules promulgated under, the Exchange Act, as amended, effective immediately.

As previously disclosed by the Company in its current report on Form 8-K filed on May 26, 2022 (the “May 26 8-K”), Ms. Suh has served as our President, Product and Engineering since July 2022. As previously disclosed by the Company in the May 26 8-K, Ms. Suh previously served on the Board from August 2018 to July 5, 2022. The information contained in Item 5.02 of the May 26 8-K is incorporated by reference herein. From January 2021 to May 2022, Ms. Suh served as the Head of Business Development for Strategic Partnerships at IBM. Ms. Suh previously served in various senior and management roles at IBM, including, General Manager of Watson Customer Engagement from January 2018 to January 2021; General Manager for IBM Collaboration Solutions from February 2016 to January 2018; Vice President, Strategy and Business Development; General Manager, Big Data; Vice President, Product Management and Strategy, Information Management Software; and as Vice President, Marketing for Information Management Software. Ms. Suh holds a B.S. in Biology, History and Women’s Studies from Duke University and a J.D. from North Carolina Central University School of Law.

Ms. Suh does not have any family relationships with any of the Company’s directors or executive officers and, since the beginning of the Company’s last fiscal year, there have been no transactions between the Company and Ms. Suh or any member of her immediate family that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Act, except for the arrangements described in this Current Report on Form 8-K.

Pursuant to her offer letter (the “Suh Offer Letter”), Ms. Suh will (i) receive an annual base salary of $500,000; (ii) receive a one-time signing bonus of $325,000, subject to her continued employment or service with the Company on the one-year anniversary of her start date; (iii) be eligible to receive an initial award of restricted stock units with a target value of $20,000,000, and which shall vest over four years, subject to her continued employment or service with the Company on each vesting date; and (iv) be eligible to receive an additional award of restricted stock units with a target value of $3,325,000, which shall fully vest on the one-year anniversary of her vesting commencement date, subject to her continued employment or service with the Company on such date. The foregoing description of the Suh Offer Letter is not complete and is qualified in its entirety by reference to the full text of the Suh Offer Letter, which is filed as Exhibit 10.1 hereto.

Additionally, the Company has entered into an executive severance and change in control agreement (the “Suh Severance Agreement”) and an amendment to the Suh Severance Agreement (the “Suh Severance Agreement Amendment”) with Ms. Suh, substantially in the form of executive severance and change in control agreements and amendments thereto entered into with the Company’s other executive officers.

If Ms. Suh experiences a Qualifying Termination (as defined in the Suh Severance Agreement), subject to certain conditions, including Ms. Suh delivering a release of all employment related obligations of and claims and causes of action against the Company, and depending on whether the Qualifying Termination occurs during a Control Period (as defined in the Suh Severance Agreement), the Company shall provide Ms. Suh with certain severance benefits, including severance pay consisting of up to 100% of her target annual bonus, payment of Ms. Suh’s COPRA premiums for up to 12 months, and partial vesting acceleration of outstanding non-performance-based equity compensation awards.

The foregoing descriptions of each of the Suh Severance Agreement and the Suh Severance Agreement Amendment are not complete and are qualified in its entirety by reference to the full text of the Suh Severance Agreement and the Suh Severance Agreement Amendment, which are filed as Exhibit 10.2 and Exhibit 10.3 hereto, respectively.

The Company has entered into its standard form of Indemnification Agreement with Ms. Suh. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 on Form 8-K filed with the Securities and Exchange Commission on December 3, 2020 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Offer Letter, dated as of May 19, 2022, by and between Inhi Cho Suh and the Registrant.
10.2	Executive Severance and Change in Control Agreement, dated as of July 5, 2022, by and between Inhi Cho Suh and the Registrant.
10.3	Amendment to Executive Severance and Change in Control Agreement, dated as of July 5, 2022, by and between Inhi Cho Suh and the Registrant.
99.1	Press Release dated September 8, 2022 concerning financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2022

DOCUSIGN, INC.

By:	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)